The George
Putnam
Fund of
Boston

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The concept of balanced investing upon which my father founded his namesake fund in 1937 has rarely been tested as strongly as it was during the fiscal year that ended on July 31, 1999. It was a year of topsy-turvy markets when stocks of large, established companies outperformed stocks of small, fast- growing companies -- indeed, a period when bonds at times outperformed stocks. The George Putnam Fund of Boston, with its portfolio of carefully selected stocks and bonds, was able to maneuver relatively smoothly through the markets' turbulence.

This success was due in part to the fund's strategy of balanced investing. But it was also due in no small measure to the skill of your fund's management team. The fund's managers, who have expertise in each of the fund's investment areas, are backed by one of the industry's most extensive research organizations. In the following report, the managers provide a detailed review of fiscal 1999 performance and discuss prospects for the fiscal year just begun.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 15, 1999



Report from the Fund Managers

Edward P. Bousa
Krishna K. Memani
James M. Prusko
David L. Waldman

Although The George Putnam Fund of Boston has been serving investors for more than 60 years, it would be fair to say that the fund's 1999 fiscal year, which ended July 31, 1999, ranks as one of the most memorable. Uncertainty in international markets caused historic levels of volatility for U.S. stocks and bonds. While this was a source of concern for investors, some degree of volatility is an inevitable aspect of investing. Your fund's balanced combination of stocks and bonds made its performance much smoother than the ups and downs of the general markets.

Total return for 12 months ended 7/31/99

     Class A          Class B           Class C           Class M
   NAV     POP      NAV     CDSC      NAV     CDSC      NAV     POP
--------------------------------------------------------------------------
   8.33%   2.09%    7.55%   2.64%     7.52%   6.54%     7.80%   4.01%
--------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 7.

* MARKETS, FUND BOUNCE BACK FROM EARLY TURMOIL

As you might recall from our semiannual update, U.S. stocks declined during the first half of the fiscal year and subsequently bounced back. As the fiscal year began on August 1, 1998, investors feared that corporate profits would shrink because of deteriorating economic demand in the rest of the world. Later in August, Russia announced a foreign debt restructuring and currency devaluation, which caused short-term losses for many U.S. banks with international operations. During the turmoil, the fund's bonds performed much better than stocks. U.S. Treasuries, which offered a safe haven, even rallied. Equity markets recovered when the Federal Reserve Board began to cut U.S. interest rates in September. Most stocks recouped their losses by the end of December and have risen strongly so far in 1999.


[GRAPHIC OMITTED: horizontal bar chart COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                                    7/31/99          7/31/98

Common stocks                        60.9%            62.0%

Corporate bonds
and notes                            18.2%            17.8%

U.S. government
and agency
securities                           15.8%            13.2%

Foreign government
bonds and notes                       0.2%             1.2%

Collateralized
mortgage obligations                  1.7%             2.8%

Convertible and
preferred securities                  0.7%             0.4%

Cash and other                        4.5%             2.4%


Footnote reads:
*Based on percentage of net assets. The balances of the portfolio on dates listed were invested in cash and short-term securities. Portfolio allocation will vary over time.


In the second half of the fiscal year, stocks have risen strongly because corporations have achieved better earnings than expected. Meanwhile, bonds have struggled. In April and May, after a long period of underperformance, value sectors emerged to lead the market as investors became convinced the world economy was no longer deteriorating. The fund participated in the rally with significant holdings in economically sensitive sectors such as energy, basic materials, and transportation. At the same time, unfortunately, the outlook for stronger growth dealt a setback to bonds. Despite action by the Fed to raise rates a quarter of a percentage point in June, news of rising labor costs shook fixed-income markets in the final week of the period.

* SURGE IN VALUE STOCKS PROPELS FUND

We believe the surge in value stocks we have seen is indicative of the current positive fundamental conditions in this area of the market. Many companies have grown more efficient thanks to better capital discipline and productivity-enhancing technology and could profit handsomely from an economic upswing. If history is any guide, value stocks are still priced attractively in comparison to growth stocks and could have significant potential to appreciate further.

Of course, our equity strategy does not rely on major shifts in the capital markets. We select stocks using fundamental analysis, looking for companies that are priced below their long-term worth and poised for positive changes that can increase profits in the future. For example, when new executives join a company, they usually have the goal of shaking up old ways and enhancing earnings. They introduce changes such as restructuring, merging, and new products that can enhance shareholder value.

During fiscal 1999, positive changes in many holdings contributed to performance. Bank of America is in the process of merging with Nations Bank; the new entity has a progressive business plan and is positioned well in western and southern states with strong demographic growth characteristics. Another large holding, Exxon, one of the most efficient oil companies in the world, is merging with Mobil. The stock is benefiting from its growing market share and the rising price of oil. Although these holdings, as well as others mentioned in this report, were viewed favorably at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


"The true causes of the recent rally in manufacturing and goods-producing companies are productivity and profitability. Through considerable downsizing and restructuring, the "smoke-stack" companies are stronger than ever."

-- Individual Investor, August 1999


Although the fund held relatively few technology stocks, which tend to be expensive and volatile, we selected stocks that have performed quite well. Motorola is achieving better results in its cellular phone business. Apple, after rehiring one of its original founders, Steve Jobs, as interim CEO in 1997, has boosted sales with new products, such as the iMac and new technologies, such as the G3 computer chip. The company recently recorded its sixth consecutive profitable quarter after years of losses. In addition to these recent acquisitions, long-term holding IBM also appreciated by approximately 90% in the annual period.


Making the case for value stocks

Edward Bousa, lead manager of The George Putnam Fund of Boston, was featured in the June 14, 1999, issue of Barron's. In an article entitled "Playing the Bounce," he commented on the surge in value stocks during the spring of 1999 as forecasts for world economic growth were revised upward. Here is an excerpt:

"The major message is that the absence of a negative is a positive. No one is saying for sure that Asia is back or about to boom. But it isn't getting worse. That's really important. When industries are under duress, like commodities, they adjust. They take capacity down. They cut costs. They get more efficient. If things stop getting worse, their earnings go up. If things get better, their earnings go up a lot. I really feel pretty good about the upside."


Recent additions to the fund include Abbott Laboratories, which fell out of favor with many other health-care stocks in the spring of 1999. To restore its growth, Abbott recently hired a new CEO who has focused on raising the company's productivity. We also added Shaw Industries during the fiscal period. New management at Shaw, the country's premier carpeting manufacturer, has cut costs and focused on operational efficiency. The company's earnings in 1999's second quarter exceeded Wall Street estimates, helping the stock to rally strongly in July. Another new holding, Whirlpool, has corrected many weaknesses in its appliance division, resulting in improved stock performance.

* BONDS PUNISHED BY STRONGER-THAN-EXPECTED ECONOMY

The bond market experienced wide variations in performance during the year. Last summer, Treasury bonds soared in value because of their high credit quality, while below investment-grade corporate bonds experienced losses. This gap narrowed after the Fed eased monetary policy and the much-dreaded recession failed to materialize. In 1999, Treasuries and investment-grade bonds have suffered a gradual price decline as new fears of inflation have emerged. By the time the Fed raised rates in June, bond yields had risen by nearly one percentage point across the yield curve in comparison with late-1998 levels.


[GRAPHIC OMITTED: TOP 10 EQUITY HOLDINGS]

TOP 10 EQUITY HOLDINGS

Bank of America
Insurance and finance

GTE
Utilities

Exxon
Oil and gas

Mobil
Oil and gas

Citigroup
Insurance and finance

Ameritech
Utilities

AT&T
Utilities

Royal Dutch Petroleum
Oil and gas

Bank One
Insurance and finance

Bristol-Myers Squibb
Pharmaceuticals and biotechnology

Footnote reads:
These holdings represent 10.5% of the fund's net assets as of 7/31/99. Portfolio holdings will vary over time.


These market conditions contributed to negative results for the bonds in your fund's portfolio. Corporate and mortgage-backed bonds, which the fund favors because of their more attractive levels of income, underperformed Treasuries during much of the fiscal year. Treasuries make up less than 25% of the fund's bond holdings. While we do not anticipate significant indications of inflation, we plan to remain defensive in coming months because the market is anticipating further rate increases from the Fed. Also the possibility of a temporary economic slowdown in the fourth quarter, perhaps made worse by Y2K jitters, could provide advantageous buying opportunities. For that reason, the fund currently favors somewhat higher-quality, more liquid bonds.

* CAUTIOUS POSITIONING FOR REMAINDER OF 1999

We are generally optimistic about conditions for value stocks and bonds in the second half of 1999. At this point, with little evidence of price increases and an extremely vigilant monetary policy from the Fed, we do not believe the economy is vulnerable to inflation. Similarly we do not believe the Y2K computer bug will cause significant business disruptions. We remain cautious, nonetheless, because other investors might perceive both inflation and Y2K to be more dangerous than they are and these perceptions could cause volatility. For that reason, we are favoring somewhat higher quality bonds and emphasizing stocks with more steady revenues, especially those in consumer areas, while being highly selective in the technology sector. We believe this is the proper positioning for your fund, chosen by many shareholders as a cornerstone of their portfolios, as it moves toward the next century.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/99, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. The George Putnam Fund of Boston is designed for investors seeking capital growth and current income.





TOTAL RETURN FOR PERIODS ENDED 7/31/99

                    Class A           Class B           Class C           Class M
(inception dates)  (11/5/37)         (4/27/92)         (7/26/99)         (12/1/94)
                 NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
--------------------------------------------------------------------------------------
1 year           8.33%    2.09%    7.55%    2.64%    7.52%    6.54%    7.80%    4.01%
--------------------------------------------------------------------------------------
5 years        110.83    98.77   103.18   101.18   103.04   103.04   105.48    98.23
Annual average  16.09    14.73    15.23    15.01    15.22    15.22    15.49    14.67
--------------------------------------------------------------------------------------
10 years       217.34   199.16   193.97   193.97   194.33   194.33   200.85   190.26
Annual average  12.24    11.58    11.39    11.39    11.40    11.40    11.64    11.24
--------------------------------------------------------------------------------------
Annual average   9.96     9.86     8.90     8.90     9.14     9.14     9.18     9.11
(life of fund)
--------------------------------------------------------------------------------------





COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/99

                    Standard &      Lehman Bros.
                      Poor's        Govt./Corp.        Consumer
                    500 Index       Bond Index*        price index
-------------------------------------------------------------------
1 year                20.20%           2.32%              2.14%
-------------------------------------------------------------------
5 years              220.68           42.07              12.33
Annual average        26.25            7.28               2.35
-------------------------------------------------------------------
10 years             396.64          113.33              34.00
Annual average        17.39            7.87               2.97
-------------------------------------------------------------------
Annual average        12.50              --               4.02
(life of fund)
-------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, 10-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Inception date of index was 12/31/72, after the fund's inception.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/89

                                  Lehman Bros.
               Fund's class A     Govt./Corp.     S&P 500      Consumer price
Date            shares at POP     Bond Index       Index           index

7/31/89             9,425          10,000          10,000         10,000
7/31/90             9,977          10,623          10,650         10,482
7/31/91            11,103          11,710          12,009         10,949
7/31/92            12,622          13,541          13,545         11,294
7/31/93            13,712          15,035          14,727         11,608
7/31/94            14,187          15,016          15,487         11,929
7/31/95            16,701          16,536          19,531         12,259
7/31/96            19,166          17,414          22,767         12,621
7/31/97            25,206          19,293          34,637         12,902
7/31/98            27,610          20,848          41,317         13,119
7/31/99           $29,916         $21,333         $49,664        $13,400

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B or class C shares would have been valued at $29,397 and $29,433, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $30,085 ($29,026 at public offering price). See first page of performance section for performance calculation method.




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/99

                             Class A       Class B      Class C      Class M
--------------------------------------------------------------------------------------
Distributions (number)          4             4           --            4
--------------------------------------------------------------------------------------
Income                       $0.549        $0.416         --         $0.457
--------------------------------------------------------------------------------------
Capital gains
  Long-term                   0.757         0.757         --          0.757
--------------------------------------------------------------------------------------
  Short-term                  0.493         0.493         --          0.493
--------------------------------------------------------------------------------------
  Total                      $1.799        $1.666         --         $1.707
--------------------------------------------------------------------------------------
Share value:               NAV     POP       NAV         NAV      NAV      POP
--------------------------------------------------------------------------------------
7/31/98                   $18.82  $19.97   $18.67         --     $18.67   $19.35
--------------------------------------------------------------------------------------
7/26/99*                     --      --       --       $18.76       --       --
--------------------------------------------------------------------------------------
7/31/99                    18.49   19.62    18.33       18.49     18.33    18.99
--------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------
Current dividend rate1      3.24%   3.06%    2.55%        --       2.79%    2.70%
--------------------------------------------------------------------------------------
Current 30-day
SEC yield2                  3.24    3.05     2.47         --**     2.73     2.57
--------------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

 *Inception date of class C shares.

**Due to their brief performance history, no yield information is yet available for class C shares.






TOTAL RETURN FOR PERIODS ENDED 6/30/99 (most recent calendar quarter)

                     Class A            Class B            Class C           Class M
(inception dates)   (11/5/37)          (4/27/92)          (7/26/99)         (12/1/94)
                  NAV      POP       NAV      CDSC      NAV      CDSC     NAV      POP
----------------------------------------------------------------------------------------
1 year            9.34%    3.03%     8.56%    3.61%     8.53%    7.54%    8.81%    4.99%
----------------------------------------------------------------------------------------
5 years         120.81   108.07    112.82   110.82    112.57   112.57   115.33   107.86
Annual average   17.17    15.78     16.31    16.09     16.28    16.28    16.58    15.76
----------------------------------------------------------------------------------------
10 years        246.01   226.15    220.64   220.64    220.92   220.92   227.94   216.55
Annual average   13.22    12.55     12.36    12.36     12.37    12.37    12.61    12.21
----------------------------------------------------------------------------------------
Annual average   10.02     9.92      8.96     8.96      9.19     9.19     9.23     9.17
(life of fund)
----------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Lehman Brothers Government/Corporate Bond Index* is an unmanaged list of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, nonconvertible investment-grade corporate debt securities and U.S. dollar-denominated SEC-registered nonconvertible debt issued by foreign governmental entities or international agencies.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Welcome to www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

  You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

  The site can be accessed through any of the major online services (America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

  New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminv.com


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended July 31, 1999

To the Trustees and Shareholders of
The George Putnam Fund of Boston

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The George Putnam Fund of Boston (the "fund") at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
September 13, 1999




The fund's portfolio
July 31, 1999

COMMON STOCKS (60.9%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Aerospace and Defense (1.1%)
--------------------------------------------------------------------------------------------------------------------------
            893,400  Boeing Co.                                                                             $   40,538,025
            837,000  Lockheed Martin Corp.                                                                      29,138,063
                                                                                                            --------------
                                                                                                                69,676,088

Agriculture (--%)
--------------------------------------------------------------------------------------------------------------------------
             22,025  PSF Holdings LLC Class A (NON)                                                                264,300

Automotive (1.5%)
--------------------------------------------------------------------------------------------------------------------------
            850,500  Ford Motor Co.                                                                             41,355,563
            553,000  General Motors Corp.                                                                       33,698,438
            511,700  Lear Corp. (NON)                                                                           24,433,675
                                                                                                            --------------
                                                                                                                99,487,676

Basic Industrial Products (2.0%)
--------------------------------------------------------------------------------------------------------------------------
            485,800  Caterpillar, Inc.                                                                          28,480,025
            824,700  Dover Corp.                                                                                32,575,650
            485,800  Minnesota Mining & Manufacturing Co.                                                       42,720,038
          1,029,500  Owens-Illinois, Inc. (NON)                                                                 25,673,156
                                                                                                            --------------
                                                                                                               129,448,869

Banks (7.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,273,526  Bank of America Corp.                                                                      84,530,288
          1,103,236  Bank One Corp.                                                                             60,195,314
            659,050  BankBoston Corp.                                                                           30,934,159
            773,500  BB&T Corp.                                                                                 27,265,875
          1,038,700  Charter One Financial, Inc.                                                                26,876,363
            479,650  Chase Manhattan Corp.                                                                      36,873,094
            289,000  Comerica, Inc.                                                                             16,039,500
            238,500  Morgan (J.P.) & Co., Inc.                                                                  30,498,188
            740,100  PNC Bank Corp.                                                                             39,132,788
            743,750  Synovus Financial Corp.                                                                    13,619,922
          1,031,200  U.S. Bancorp                                                                               32,096,100
          1,068,700  Washington Mutual, Inc.                                                                    36,669,769
            908,100  Wells Fargo Co.                                                                            35,415,900
                                                                                                            --------------
                                                                                                               470,147,260

Building and Construction (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            560,300  Armstrong World Industries, Inc.                                                           30,816,500

Business Equipment and Services (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            765,000  Xerox Corp.                                                                                37,293,750

Chemicals (2.6%)
--------------------------------------------------------------------------------------------------------------------------
            348,600  Dow Chemical Co.                                                                           43,226,400
            452,800  du Pont (E.I.) de Nemours & Co., Ltd.                                                      32,629,900
          1,400,300  Engelhard Corp.                                                                            31,244,194
            465,100  PPG Industries, Inc.                                                                       27,731,588
            698,900  Union Carbide Corp.                                                                        33,547,200
                                                                                                            --------------
                                                                                                               168,379,282

Computer Services and Software (1.5%)
--------------------------------------------------------------------------------------------------------------------------
            407,200  Apple Computer, Inc. (NON)                                                                 22,675,950
            513,600  Compaq Computer Corp.                                                                      12,326,400
            612,700  Computer Associates International, Inc.                                                    28,107,613
            264,400  IBM Corp.                                                                                  33,231,775
                                                                                                            --------------
                                                                                                                96,341,738

Conglomerates (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            593,500  TRW, Inc.                                                                                  31,715,156

Consumer Durable Goods (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,113,350  Hasbro, Inc.                                                                               28,947,100
                 44  Mothers Work, Inc. (NON)                                                                          649
            469,100  Whirlpool Corp.                                                                            33,628,606
                                                                                                            --------------
                                                                                                                62,576,355

Consumer Non Durables (1.2%)
--------------------------------------------------------------------------------------------------------------------------
              1,213  Hedstrom Holdings, Inc. 144A (NON)                                                              1,213
            557,400  Kimberly-Clark Corp.                                                                       34,001,400
          1,155,700  Philip Morris Cos., Inc.                                                                   43,049,825
                                                                                                            --------------
                                                                                                                77,052,438

Consumer Products (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            589,700  Fortune Brands, Inc.                                                                       23,293,150

Consumer Services (0.4%)
--------------------------------------------------------------------------------------------------------------------------
                100  AmeriKing, Inc. (NON)                                                                           4,000
          1,663,200  Service Corp. International                                                                26,403,300
                                                                                                            --------------
                                                                                                                26,407,300

Electronics and Electrical Equipment (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            551,700  Emerson Electric Co.                                                                       32,929,594
            162,400  Micron Technology, Inc. (NON)                                                              10,089,100
            401,200  Motorola, Inc.                                                                             36,609,500
                                                                                                            --------------
                                                                                                                79,628,194

Entertainment (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            789,800  Disney (Walt) Productions, Inc.                                                            21,818,225
              1,733  Fitzgerald Gaming Corp. (NON)                                                                     867
                                                                                                            --------------
                                                                                                                21,819,092

Environmental Control (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,066,500  Republic Services, Inc. (NON)                                                              21,529,969

Food and Beverages (3.4%)
--------------------------------------------------------------------------------------------------------------------------
            676,400  Heinz (H.J.) Co.                                                                           31,875,350
            914,600  Kellogg Co.                                                                                31,839,513
          1,411,400  Nabisco Group Holdings Corp.                                                               26,463,750
          1,499,000  Pepsi Bottling Group, Inc. (The)                                                           35,413,875
          1,574,500  Sara Lee Corp.                                                                             34,639,000
            627,200  Seagram Co., Ltd.                                                                          32,183,200
          1,094,900  SYSCO Corp.                                                                                35,789,544
                                                                                                            --------------
                                                                                                               228,204,232

Forest Products (1.3%)
--------------------------------------------------------------------------------------------------------------------------
            829,200  Mead Corp.                                                                                 33,997,200
            794,200  Weyerhaeuser Co.                                                                           51,374,813
                                                                                                            --------------
                                                                                                                85,372,013

Health Care (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            980,600  Abbott Laboratories                                                                        42,104,513
          1,490,900  HEALTHSOUTH Corp. (NON)                                                                    18,263,525
                                                                                                            --------------
                                                                                                                60,368,038

Insurance and Finance (6.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,105,100  Ace Ltd.                                                                                   25,693,575
            955,200  Allstate Corp.                                                                             33,909,600
            552,000  American General Corp.                                                                     42,711,000
            488,200  Chubb Corp. (The)                                                                          29,200,463
            423,600  CIGNA Corp.                                                                                37,356,225
          1,577,625  Citigroup, Inc.                                                                            70,302,914
            562,600  Fannie Mae                                                                                 38,819,400
            543,500  Hartford Financial Services Group                                                          29,349,000
            207,900  Household International, Inc.                                                               8,939,700
            730,300  Paine Webber Group Inc.                                                                    29,212,000
            799,200  Torchmark Corp.                                                                            26,273,700
            667,200  UnumProvident Corp.                                                                        34,527,600
                                                                                                            --------------
                                                                                                               406,295,177

Lodging (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            932,900  Starwood Hotels & Resorts Worldwide, Inc.                                                  25,188,300

Medical Supplies and Devices (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            483,700  Baxter International, Inc.                                                                 33,224,144
          1,418,000  Bergen Brunswig Corp. Class A                                                              22,688,000
                                                                                                            --------------
                                                                                                                55,912,144

Metals and Mining (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            515,500  Alcoa Inc.                                                                                 30,865,563

Oil and Gas (6.5%)
--------------------------------------------------------------------------------------------------------------------------
            514,900  Chevron, Inc.                                                                              46,984,625
          1,062,300  Conoco, Inc.                                                                               27,686,194
            714,500  El Paso Energy Corp.                                                                       25,588,031
            379,000  Elf Aquitane ADR (France)                                                                  32,428,188
            935,400  Exxon Corp.                                                                                74,247,375
          1,007,700  Halliburton Co.                                                                            46,480,163
            689,100  Mobil Corp.                                                                                70,460,475
          1,001,600  Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                            61,097,600
          1,082,500  Tosco Corp.                                                                                28,550,938
          1,097,900  Union Pacific Resources Group Inc.                                                         19,556,344
                                                                                                            --------------
                                                                                                               433,079,933

Pharmaceuticals and Biotechnology (2.7%)
--------------------------------------------------------------------------------------------------------------------------
            948,000  American Home Products Corp.                                                               48,348,000
            834,200  Bristol-Myers Squibb Co.                                                                   55,474,300
            829,300  Monsanto Co.                                                                               32,446,363
            823,170  Pharmacia & Upjohn, Inc.                                                                   44,296,836
                                                                                                            --------------
                                                                                                               180,565,499

Publishing (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            618,400  McGraw-Hill, Inc.                                                                          31,461,100

REITs (Real Estate Investment Trust) (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            733,900  Equity Office Properties Trust                                                             18,439,238
            708,600  Equity Residential Properties Trust                                                        29,274,038
                                                                                                            --------------
                                                                                                                47,713,276

Retail (2.2%)
--------------------------------------------------------------------------------------------------------------------------
            661,000  Albertsons, Inc.                                                                           32,843,438
            771,200  Federated Department Stores, Inc. (NON)                                                    39,572,200
          1,028,600  Rite Aid Corp.                                                                             21,793,463
            942,200  Saks, Inc. (NON)                                                                           21,670,600
            684,900  Sears, Roebuck & Co.                                                                       27,738,450
                                                                                                            --------------
                                                                                                               143,618,151

Specialty Consumer Products (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            983,436  Mattel, Inc.                                                                               23,110,746

Telecommunications (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            496,330  ALLTEL Corp.                                                                               35,642,698

Textiles (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            998,007  Shaw Industries, Inc. (NON)                                                                21,020,522

Transportation (2.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,167,533  Burlington Northern Santa Fe Corp.                                                         37,361,056
            298,900  CSX Corp.                                                                                  14,477,969
            566,200  Delta Air Lines, Inc.                                                                      33,759,675
            669,200  FDX Corp. (NON)                                                                            29,988,525
            444,800  UAL Corp. (NON)                                                                            28,217,000
                                                                                                            --------------
                                                                                                               143,804,225

Utilities (9.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,237,450  American Telephone & Telegraph Co.                                                         64,270,059
            932,800  Ameritech Corp.                                                                            68,327,600
            829,000  Bell Atlantic Corp.                                                                        52,848,750
            729,400  BellSouth Corp.                                                                            35,011,200
            627,800  CiNergy Corp.                                                                              18,794,763
            617,400  Consolidated Natural Gas Co.                                                               38,664,675
            891,600  DPL, Inc.                                                                                  17,107,575
            771,500  Duke Energy Corp.                                                                          40,841,281
            423,300  Edison International                                                                       10,714,781
          1,123,000  Entergy Corp.                                                                              34,040,938
          1,121,200  GTE Corp.                                                                                  82,618,425
          1,325,600  OGE Energy Corp.                                                                           31,400,150
            923,402  SBC Communications, Inc.                                                                   52,807,052
          1,492,000  Sempra Energy                                                                              33,103,750
            737,000  Texas Utilities Co.                                                                        31,276,437
            761,200  Western Resources, Inc.                                                                    19,886,350
                                                                                                            --------------
                                                                                                               631,713,786
                                                                                                            --------------
                     Total Common Stocks (cost $3,594,084,605)                                              $4,029,812,520

CORPORATE BONDS AND NOTES (18.2%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

Advertising (--%)
--------------------------------------------------------------------------------------------------------------------------
     $      110,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                      $      117,150
            355,000  Outdoor Communications Inc. sr. sub. notes 9 1/4s, 2007                                       365,650
             45,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                              47,475
            850,000  Outdoor Systems, Inc. company guaranty 8 7/8s, 2007                                           884,000
                                                                                                            --------------
                                                                                                                 1,414,275

Aerospace and Defense (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                                  90,500
            530,000  Aviation Sales Co. company guaranty 8 1/8s, 2008                                              500,850
            570,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 9 7/8s, 2006                                        578,550
            260,000  BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                                262,600
         12,080,000  Boeing Co. deb. 6 5/8s, 2038                                                               10,586,308
          7,480,000  Raytheon Co. notes 6.45s, 2002                                                              7,448,883
          6,640,000  Raytheon Co. deb. 6.4s, 2018                                                                5,808,738
                                                                                                            --------------
                                                                                                                25,276,429

Agriculture (--%)
--------------------------------------------------------------------------------------------------------------------------
            269,805  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                                   248,220

Airlines (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          6,415,000  Northwest Airlines Corp. pass-thru certificate
                       Ser. 1999-1A, 6.81s, 2020                                                                 5,840,344

Apparel (--%)
--------------------------------------------------------------------------------------------------------------------------
            580,000  Fruit of the Loom 144A company guaranty 8 7/8s, 2006                                          464,000

Automotive (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          6,760,000  Chrysler Corp. deb. Ser. B, 7.45s, 2097                                                     6,500,822
          7,550,000  Delphi Automotive Systems Corp. deb. 7 1/8s, 2029                                           6,801,342
            460,000  Dura Operating Corp. 144A sr. sub. notes 9s, 2009                                             442,750
          1,940,000  Federal Mogul Corp. 144A notes 7 3/8s, 2006                                                 1,812,988
          4,310,000  Ford Motor Co. deb. 7.4s, 2046                                                              4,096,224
            180,000  Hayes Lemmerz International, Inc. company guaranty
                       Ser. B, 8 1/4s, 2008                                                                        170,100
            840,000  Hayes Wheels International, Inc. company guaranty
                       Ser. B, 9 1/8s, 2007                                                                        842,100
          1,510,000  Lear Corp. sub. notes 9 1/2s, 2006                                                          1,551,525
          1,260,000  Navistar International Corp. sr. notes Ser. B, 7s, 2003                                     1,228,500
            550,000  Talon Automotive Group sr. sub. notes Ser. B, 9 5/8s, 2008                                    473,000
                                                                                                            --------------
                                                                                                                23,919,351

Banks (1.5%)
--------------------------------------------------------------------------------------------------------------------------
         15,480,000  BankAmerica Corp. sr. notes 5 7/8s, 2009                                                   14,024,106
         10,470,000  Bank United unit Ser. A, 8s, 2009                                                          10,090,463
          8,515,000  Bayerische Hypo-und Vereinsbank 144A bonds 8.741s, 2031                                     8,284,244
          6,105,000  Colonial Bank sub. notes 8s, 2009                                                           5,751,521
          7,700,000  Dresdner Funding Trust I 144A notes 8.151s, 2031                                            7,282,814
          6,975,000  Imperial Bank sub. notes 8 1/2s, 2009                                                       6,617,531
          8,895,000  Merita Bank Ltd. sub. notes 6 1/2s, 2006 (Finland)                                          8,481,294
         11,290,000  Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                              10,479,830
          1,685,000  Peoples Heritage Capital Trust company guaranty
                       Ser. B, 9.06s, 2027                                                                       1,582,266
          4,615,000  St. Paul Bancorp sr. notes 7 1/8s, 2004                                                     4,482,457
          9,175,000  Sovereign Bancorp, Inc. sr. notes 6 5/8s, 2001                                              9,093,618
          2,195,000  State Street Institution 144A company guaranty 7.94s, 2026                                  2,180,272
          5,345,000  Trenwick Capital Trust I company guaranty 8.82s, 2037                                       4,640,422
          3,780,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                              3,657,301
                                                                                                            --------------
                                                                                                                96,648,139

Basic Industrial Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  American Standard Companies, Inc. sr. notes 7 3/8s, 2008                                    1,900,000
            518,000  Ball Corp. company guaranty 7 3/4s, 2006                                                      512,820
          1,150,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                   1,136,338
                                                                                                            --------------
                                                                                                                 3,549,158

Broadcasting (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,085,000  AMFM Inc. sr. sub. notes 9 3/8s, 2004                                                       2,116,275
          1,940,000  AMFM Inc. company guaranty 8s, 2008                                                         1,881,800
          1,690,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                            1,747,038
          6,550,000  CBS Corp. sr. notes 7.15s, 2005                                                             6,459,872
            625,000  Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                       634,375
            640,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                        620,800
          1,125,000  Jacor Communications, Inc. company guaranty
                       Ser. B, 8 3/4s, 2007                                                                      1,195,313
          1,250,000  Lenfest Communications, Inc. sr. sub. notes 10 1/2s, 2006                                   1,437,500
            310,000  Lenfest Communications, Inc. sr. sub. notes 8 1/4s, 2008                                      313,100
            700,000  Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                                      686,000
            700,000  Spanish Broadcasting Systems sr. notes 12 1/2s, 2002                                          777,000
                                                                                                            --------------
                                                                                                                17,869,073

Building and Construction (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            480,000  Albecca Inc. company guaranty 10 3/4s, 2008                                                   369,600
            500,000  Building Materials Corp. company guaranty 8s, 2008                                            465,000
          2,790,000  D.R. Horton, Inc. company guaranty 8s, 2009                                                 2,664,450
            340,000  NCI Building Systems Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                                 326,400
                                                                                                            --------------
                                                                                                                 3,825,450

Business Equipment and Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            280,000  Cex Holdings, Inc. company guaranty Ser. B, 9 5/8s, 2008                                      282,800
         10,498,715  Federal Express Corp. pass-thru certificates
                       Ser. 1998-1A, 6.72s, 2022                                                                 9,932,939
            610,000  Iron Mountain, Inc. med. term notes company guaranty
                       10 1/8s, 2006                                                                               632,875
            649,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                               707,410
            500,000  Production Resource Group sr. sub. notes 11 1/2s, 2008                                        495,000
          1,020,000  U.S. Office Products Co. company guaranty 9 3/4s, 2008                                        576,300
            800,000  Unicco Service Co. company guaranty Ser. B, 9 7/8s, 2007                                      768,000
                                                                                                            --------------
                                                                                                                13,395,324

Cable Television (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             43,875  Adelphia Communications Corp. sr. notes 9 1/2s, 2004 (PIK)                                     45,191
            740,000  Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                                  706,700
          1,035,000  Century Communications Corp. sr. notes 9 1/2s, 2005                                         1,060,875
            390,000  Century Communications Corp. sr. notes 8 3/4s, 2007                                           382,200
            250,000  Comcast Corp. sr. sub. notes 9 3/8s, 2005                                                     264,300
            240,000  Comcast Corp. sr. notes sub. 9 1/8s, 2006                                                     254,993
            310,000  Charter Communications Holdings LLC 144A sr. disc. notes
                       stepped-coupon zero % (9.92s, 4/1/04), 2011 (STP)                                           188,325
          2,455,000  Charter Communications Holdings LLC 144A sr. notes
                       8 5/8s, 2009                                                                              2,341,456
          1,370,000  CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                               1,438,500
            210,000  CSC Holdings, Inc. deb. 7 7/8s, 2018                                                          195,122
            295,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                       (United Kingdom) (STP)                                                                      270,294
          1,420,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                    1,150,200
            390,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                                            417,300
            363,000  Jones Intercable, Inc. sr. notes 9 5/8s, 2002                                                 391,132
            650,000  Jones Intercable, Inc. sr. notes 7 5/8s, 2008                                                 666,250
          1,020,000  Lamar Media Corp. company guaranty 9 5/8s, 2006                                             1,030,200
            100,000  Rogers Cablesystems Ltd. notes 11s, 2015 (Canada)                                             115,000
            600,000  TeleWest Communications PLC 144A sr. disc. notes
                       stepped-coupon zero %, (9 1/4s, 4/15/04), 2009
                       (United Kingdom) (STP)                                                                      387,000
                                                                                                            --------------
                                                                                                                11,305,038

Chemicals (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          6,125,000  DSM NV 144A notes 6 1/4s, 2004 (Netherlands)                                                5,947,375
            540,000  Equistar Chemicals LP notes 9 1/8s, 2002                                                      543,969
            660,000  ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                             676,500
          1,920,000  Lyondell Petrochemical Co. 144A sec. notes 9 5/8s, 2007                                     1,944,000
          7,330,000  Nova Chemicals Corp. deb. 7s, 2026 (Canada)                                                 7,212,720
            500,000  PCI Chemicals & Pharmaceuticals company guaranty
                       9 1/4s, 2007 (India)                                                                        380,000
          6,160,000  Rohm & Haas Co. 144A deb. 7.85s, 2029                                                       6,188,706
            170,000  Royster-Clark Inc. 144A 1st mtge 10 1/4s, 2009                                                166,600
            640,000  Scotts Co 144A sr. sub. notes 8 5/8s, 2009                                                    635,200
                                                                                                            --------------
                                                                                                                23,695,070

Computer Services and Software (0.2%)
--------------------------------------------------------------------------------------------------------------------------
         15,945,000  IBM Corp. deb. 7 1/8s, 2096                                                                15,051,442
            670,000  IPC Information Systems Inc. sr. disc. notes 10 7/8s, 2008                                    512,550
            360,000  Verio Inc. sr. notes 11 1/4s, 2008                                                            365,400
                                                                                                            --------------
                                                                                                                15,929,392

Conglomerates (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            600,000  Axia, Inc. company guaranty 10 3/4s, 2008                                                     570,000
          3,030,000  Canadian Pacific Ltd. deb. 9.45s, 2021 (Canada)                                             3,430,839
          6,030,000  TRW, Inc. 144A notes 7 3/4s, 2029                                                           5,833,301
          7,150,000  Tyco International Ltd. company guaranty 6 3/8s, 2005                                       6,928,636
          8,385,000  Tyco International Ltd. company guaranty 6 1/4s, 2003                                       8,196,338
                                                                                                            --------------
                                                                                                                24,959,114

Consumer Non Durables (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            825,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                                 829,125
         10,450,000  Imperial Tobacco Global company guarantee 7 1/8s, 2009                                      9,870,234
          1,405,000  Philip Morris Cos., Inc. notes 7 1/2s, 2004                                                 1,432,173
          5,460,000  Philip Morris Cos., Inc. notes 7 1/4s, 2003                                                 5,527,759
          2,925,000  Philip Morris Cos., Inc. notes 7 1/8s, 2004                                                 2,930,821
          2,800,000  Philip Morris Cos., Inc. notes 6.8s, 2003                                                   2,782,584
            400,000  Revlon Consumer Products sr. notes 9s, 2006                                                   360,000
            550,000  Revlon Consumer Products sr. notes 8 1/8s, 2006                                               484,000
          2,355,000  Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                              2,249,025
                                                                                                            --------------
                                                                                                                26,465,721

Consumer Related (--%)
--------------------------------------------------------------------------------------------------------------------------
          1,230,000  Trairc Consumer Products, Inc. 144A sr. sub. notes
                       10 1/4s, 2009                                                                             1,193,100

Consumer Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            548,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                                590,470
          9,190,000  Hertz Corp. sr. notes 6 1/2s, 2006                                                          8,775,439
          1,740,000  Hertz Corp. notes 6 1/4s, 2009                                                              1,599,791
          3,040,000  HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                                  2,774,000
            300,000  Protection One, Inc. sr. disc. notes stepped-coupon zero %,
                       (13 5/8s, 6/30/00), 2005 (STP)                                                              336,000
          2,020,000  Service Corp. International notes 6s, 2005                                                  1,831,393
                                                                                                            --------------
                                                                                                                15,907,093

Electronics and Electrical Equipment (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            820,000  Amkor Technologies, Inc. 144A sr. notes 9 1/4s, 2006                                          783,100
             95,657  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                               94,700
            111,503  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                                         110,667
            650,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                             637,000
          1,396,181  Fairchild Semiconductor Corp. 144A sr. sub. notes
                       11.74s, 2008 (PIK)                                                                        1,361,276
          1,270,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                                  1,244,600
            490,000  Flextronics International Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                            482,650
            980,000  Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                                    989,800
            340,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                        346,800
          1,225,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                1,078,000
                                                                                                            --------------
                                                                                                                 7,128,593

Energy-Related (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,070,000  Gothic Production Corp. company guaranty Ser. B,
                       11 1/8s, 2005                                                                               941,600
          6,295,000  KN Capital Trust III company guaranty 7.63s, 2028                                           5,301,020
            850,000  York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                      837,250
                                                                                                            --------------
                                                                                                                 7,079,870

Entertainment (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            310,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                           286,750
            340,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                           311,100
            450,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                                 443,250
          1,330,000  Cinemark USA, Inc. sr. sub. notes Ser. D, 9 5/8s, 2008 (Mexico)                             1,276,800
            310,000  Circus Circus Enterprises, Inc. sr. notes 6.45s, 2006                                         277,751
          1,900,000  Harrahs Entertainment, Inc. company guaranty 7 7/8s, 2005                                   1,814,500
            230,000  Harrahs Entertainment, Inc. company guaranty 7 1/2s, 2009                                     219,298
            860,000  Hollywood Casino Corp. 144A sec. notes 11 1/4s, 2007                                          869,675
            730,000  Hollywood Park Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                       715,400
            350,000  Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                                    339,500
          1,160,000  International Game Technology 144A sr. notes 7 7/8s, 2004                                   1,119,400
          2,910,000  ITT Corp. notes 6 3/4s, 2005                                                                2,649,817
            120,000  Mohegan Tribal Gaming, Auth. sr. sub. notes 8 3/4s, 2009                                      117,600
            560,000  Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                           546,000
            430,000  Park Place Entertainment sr. sub. notes 7 7/8s, 2005                                          408,500
            535,000  Premier Parks, Inc. sr. notes 9 1/4s, 2006                                                    529,650
            130,000  PX Escrow Corp. sr. disc. notes stepped-coupon zero %
                       (9 5/8s, 2/1/02), 2006 (STP)                                                                 75,400
            510,000  SFX Entertainment Inc. company guaranty 9 1/8s, 2008                                          490,875
            530,000  SFX Entertainment, Inc. 144A company guaranty
                       Ser. B, 9 1/8s, 2008                                                                        516,750
            240,000  Sun International Hotels Ltd. company guaranty 9s, 2007                                       238,800
            410,000  Sun International Hotels Ltd. sr. sub. notes 8 5/8s, 2007                                     407,950
          2,670,000  Time Warner Entertainment Inc. notes 8 7/8s, 2012                                           2,972,671
         16,185,000  Time Warner Entertainment sr. notes 8 3/8s, 2033                                           17,291,245
            350,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                            315,000
          1,000,000  United Artists Theatre sr. sub. notes 9 3/4s, 2008                                            550,000
          1,400,000  Viacom, Inc. sr. notes 7 3/4s, 2005                                                         1,420,356
          9,615,000  Walt Disney Co. med. term notes 5.62s, 2008                                                 8,701,287
                                                                                                            --------------
                                                                                                                44,905,325

Environmental Control (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,530,000  Allied Waste Industries, Inc. company guaranty
                       Ser. B, 7 7/8s, 2009                                                                      3,238,775
          2,120,000  Waste Management, Inc. notes 6 5/8s, 2002                                                   2,110,736
          4,300,000  WMX Technologies, Inc. notes 7.7s, 2002                                                     4,409,091
                                                                                                            --------------
                                                                                                                 9,758,602

Food and Beverages (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  Doane Pet Care Co.sr. sub. notes 9 3/4s, 2007                                                  20,500
          9,715,000  Pepsi Bottling Group Inc. 144A sr. notes 7s, 2029                                           8,927,308
                                                                                                            --------------
                                                                                                                 8,947,808

Health Care (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            930,000  Columbia/HCA Healthcare Corp. med. term notes 9s, 2014                                        900,984
          1,220,000  Columbia/HCA Healthcare Corp. med. term notes 8.7s, 2010                                    1,163,063
             60,000  Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                               54,014
            300,000  Hudson Respiratory Care, Inc. sr. sub. notes 9 1/8s, 2008                                     249,000
            530,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007                          339,200
            420,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008                          264,600
            260,000  Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon
                       Ser. B, zero % (10 1/2s, 11/1/02), 2007 (STP)                                                20,800
          1,280,000  Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2007                                                                                153,600
          1,455,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                  931,200
            450,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                                         434,250
            700,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                            679,000
          1,900,000  Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                       1,781,250
          1,825,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                                   1,756,563
                                                                                                            --------------
                                                                                                                 8,727,524

Insurance and Finance (5.9%)
--------------------------------------------------------------------------------------------------------------------------
            280,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                                259,305
            920,000  Advanta Corp. med-term notes Ser. D, 6.92s, 2002                                              823,538
         10,625,000  AFC Capital Trust company guaranty Ser. B, 8.207s, 2027                                    10,634,456
          7,810,000  AFLAC Inc. sr. notes 6 1/2s, 2009                                                           7,488,228
          1,500,000  AMBAC Indemnity Corp. deb. 9 3/8s, 2011                                                     1,731,390
         12,745,000  American General Institute 144A company guaranty
                       8 1/8s, 2046                                                                             12,943,822
          3,165,000  Associates Corp. deb. 6.95s, 2018                                                           2,971,619
          3,500,000  Associates First Capital Corp. sub. deb. 8.15s, 2009                                        3,693,445
          6,295,000  Bombardier Capital Inc. 144A notes 6s, 2002                                                 6,169,100
          7,670,000  Capital One Financial Corp. notes 7 1/4s, 2006                                              7,350,238
            795,000  Capital One Financial Corp. notes 7 1/4s, 2003                                                779,410
         11,255,000  Citicorp sub. notes 6 3/8s, 2008                                                           10,534,005
            340,000  Colonial Capital II 144A company guaranty 8.92s, 2027                                         314,906
         10,235,000  Conseco Financing Trust II company guaranty 8.7s, 2026                                      9,163,703
          6,215,000  Conseco Inc. sr. notes Ser. B, 7.6s, 2001                                                   6,200,519
          4,970,000  Conseco Inc. med-term notes 6 1/2s, 2002                                                    4,725,476
            870,000  Contifinancial Corp. sr. notes 8 1/8s, 2008                                                   295,800
          1,060,000  Contifinancial Corp. sr. notes 7 1/2s, 2002                                                   355,100
          6,615,000  Countrywide Home Loan Corp. company guaranty
                       6.935s, 2007                                                                              6,455,446
          4,100,000  Countrywide Home Loan Corp. company guaranty med term
                       notes 6 1/4s, 2009                                                                        3,761,955
          6,700,000  Dime Bancorp, Inc. sr. notes 6 3/8s, 2001                                                   6,683,786
          4,110,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                      4,224,217
          8,550,000  Executive Risk Capital Trust company guaranty Ser. B,
                       8.675s, 2027                                                                              8,620,880
          5,650,000  Finova Capital Corp. notes 7.4s, 2007                                                       5,657,119
          6,250,000  Finova Capital Corp. notes 6 1/4s, 2002                                                     6,167,875
          9,225,000  Finova Capital Corp. med-term notes 6.11s, 2003                                             9,040,408
          6,045,000  First Citizens Bank Capital Trust I company guaranty
                       8.05s, 2028                                                                               5,606,738
          2,605,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006                                       2,531,148
          2,035,000  Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                          1,999,550
          4,015,000  Firstar Capital Trust I company guaranty Ser. B, 8.32s, 2026                                3,980,230
          1,020,000  Ford Motor Credit Corp. notes 6.55s, 2002                                                   1,013,370
          8,119,000  Ford Motor Credit Corp. sr. notes 6s, 2003                                                  7,913,670
          7,845,000  Ford Motor Credit Corp. sr. notes 5.8s, 2009                                                7,052,733
         14,445,000  General Motors Acceptance Corp. sr. unsub. 5.85s, 2009                                     13,034,735
          2,625,000  Hartford Life, Inc. deb. 7.65s, 2027                                                        2,571,844
          9,380,000  Household Finance Corp. notes 6 1/2s, 2008                                                  8,818,888
          1,265,000  Household Finance Corp. sr. unsub. 5 7/8s, 2009                                             1,133,895
          3,820,000  Household Netherlands N.V. company guaranty 6.2s, 2003
                       (Netherlands)                                                                             3,704,369
          6,000,000  Lehman Brothers Holdings, Inc. notes 6 5/8s, 2004                                           5,836,980
          6,225,000  Lehman Brothers Holdings, Inc. med. term notes 6.4s, 1999                                   6,230,042
         11,410,000  Lehman Brothers Holdings, Inc. notes 6 1/4s, 2003                                          11,072,949
          4,625,000  Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                                 4,094,790
         13,600,000  Merey Sweeney L.P. 144A sr. notes 8.85s, 2019                                              13,668,000
          5,100,000  Merrill Lynch & Co., Inc. med. term notes 6.13s, 2003                                       4,988,208
          4,205,000  Money Store, Inc. notes 8.05s, 2002                                                         4,335,649
          6,235,000  Newcourt Credit Group, Inc. 144A company guaranty
                       7 1/8s, 2003                                                                              6,133,494
          5,995,000  Newcourt Credit Group, Inc. 144A notes 6 7/8s, 2005                                         5,736,136
          3,235,000  Norwest Corp. med. term sr. notes Ser. J, 6 3/4s, 2027                                      2,866,016
          1,970,000  Orange Cogen Funding 144A company guaranty 8.175s, 2022                                     1,931,388
          2,000,000  Orion Capital Corp. sr. notes 9 1/8s, 2002                                                  2,096,540
          7,850,000  Paine Webber Group, Inc. sr. notes 6.55s, 2008                                              7,334,334
          8,985,000  Paine Webber Group, Inc. sr. med. term notes 6.52s, 2005                                    8,524,519
          5,185,000  Presidential Life Corp. sr. notes 7 7/8s, 2009                                              4,977,600
         10,770,000  Provident Companies, Inc. bonds 7.405s, 2038                                                9,830,964
            390,000  PRT Funding Corp. sr. notes 11 5/8s, 2004 (In default) (NON)                                  175,500
          6,730,000  Prudential Insurance Co. 144A 6 7/8s, 2003                                                  6,719,232
            580,000  RBF Finance Co. company guaranty 11 3/8s, 2009                                                600,300
          1,350,000  RBF Finance Co. company guaranty 11s, 2006                                                  1,390,500
          6,350,000  Salomon, Inc. sr. notes 7.3s, 2002                                                          6,477,127
         14,225,000  Salomon, Inc. sr. notes 6 3/4s, 2003                                                       14,132,253
          3,841,536  Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011                                3,882,679
          9,515,000  Sears Roebuck Acceptance Corp. notes 6 1/2s, 2028                                           8,188,894
          1,230,000  Sears Roebuck Acceptance Corp. notes 6 1/4s, 2009                                           1,143,962
          3,680,000  Sprint Capital Corp. company guaranty 6.9s, 2019                                            3,365,912
         12,965,000  Sprint Capital Corp. company guaranty 6 1/8s, 2008                                         11,920,929
         12,445,000  Sun Life Canada Capital Trust 144A 8.526s, 2049                                            12,552,898
          8,015,000  TIG Capital Trust I 144A bonds 8.597s, 2027                                                 7,534,661
          4,580,000  Transamerica Capital III bonds 7 5/8s, 2037                                                 4,402,250
          1,035,000  Wilmington Trust Corp. sub. notes 6 5/8s, 2008                                                964,703
          8,905,000  Zurich Capital Trust I 144A company guaranty 8.376s, 2037                                   8,964,396
                                                                                                            --------------
                                                                                                               388,480,721

Lodging (--%)
--------------------------------------------------------------------------------------------------------------------------
            940,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                               930,600
            390,000  Starwood Hotels & Resorts notes 6 3/4s, 2003                                                  366,920
                                                                                                            --------------
                                                                                                                 1,297,520

Medical Supplies and Devices (--%)
--------------------------------------------------------------------------------------------------------------------------
            265,000  ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                                    254,400
            480,000  Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                                  417,600
                                                                                                            --------------
                                                                                                                   672,000

Metals and Mining (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,100,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                                       1,135,750
          1,900,000  AK Steel Corp. 144A sr. notes 7 7/8s, 2009                                                  1,843,000
            360,000  Ameristeel Corp. company guaranty Ser. B, 8 3/4s, 2008                                        360,900
            150,000  Anker Coal Group, Inc. sr. notes Ser. B, 9 3/4s, 2007
                       (In default) (NON)                                                                           69,000
            620,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                          514,600
            760,000  Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                        642,200
            740,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                                     725,200
                                                                                                            --------------
                                                                                                                 5,290,650

Oil and Gas (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          5,360,000  Alliance Pipeline L.P. 144A sr. notes 7.77s, 2015 (Canada)                                  5,324,624
          2,000,000  Clark Refining & Marketing Inc. sr. sub. notes 8 7/8s, 2007                                 1,715,000
          1,000,000  Cliffs Drilling Co. company guaranty Ser. B, 10 1/4s, 2003                                  1,000,000
          9,860,000  Coastal Corp. bonds 6.95s, 2028                                                             8,742,172
          5,935,000  Conoco, Inc. sr. notes 6.95s, 2029                                                          5,491,834
          3,125,000  El Paso Energy Corp. sr. notes 6 3/4s, 2009                                                 2,956,031
          3,150,000  Enron Corp. notes 6.4s, 2006                                                                2,967,741
          3,360,962  Express Pipeline Ltd. 144A sub. notes
                       Ser. B, 7.39s, 2019 (Canada)                                                              2,897,183
            460,000  Gulf Canada Resources, Ltd. sr. notes 8 3/8s, 2005
                       (Canada)                                                                                    451,274
          3,205,000  Gulf Canada Resources, Ltd. sr. notes 8.35s, 2006 (Canada)                                  3,103,434
          2,325,000  K N Energy, Inc. sr. notes 6.45s, 2003                                                      2,270,177
         11,195,000  Louis Dreyfus Natural Gas notes 6 7/8s, 2007                                                9,875,669
          5,790,000  Maritimes & Northeast Pipeline 144A notes 7.7s, 2019                                        5,662,620
          9,915,000  Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                                  9,166,120
            390,000  Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                      393,900
            630,000  Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                      611,100
          1,095,000  Petro Geo-Services ADR notes 7 1/2s, 2007 (Norway)                                          1,083,787
          9,595,000  Petro Geo-Services sr. notes 7 1/8s, 2028 (Norway)                                          8,435,060
         12,000,000  Petro-Canada deb. 9 1/4s, 2021 (Canada)                                                    13,545,840
            975,000  Seagull Energy sr. sub notes 8 5/8s, 2005                                                     957,938
          6,175,000  Sonat, Inc. notes 7 5/8s, 2011                                                              6,167,281
          6,285,000  Statoil 144A notes 6 1/2s, 2028 (Norway)                                                    5,574,984
         12,425,000  Union Oil Company of California company guaranty
                       7 1/2s, 2029                                                                             11,959,063
                                                                                                            --------------
                                                                                                               110,352,832

Packaging and Containers (--%)
--------------------------------------------------------------------------------------------------------------------------
          1,450,000  Packaging Corp. 144A sr. sub. notes 9 5/8s, 2009                                            1,486,250
            190,000  Riverwood International Corp. company guaranty
                       10 5/8s, 2007                                                                               196,175
            880,000  Riverwood International Corp. company guaranty
                       10 1/4s, 2006                                                                               893,200
                                                                                                            --------------
                                                                                                                 2,575,625

Paper and Forest Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          6,335,000  Abitibi-Consolidated Inc. deb. 8 1/2s, 2029                                                 6,171,557
             60,000  Boise Cascade Co. med. term notes Ser. A, 7.43s, 2005                                          56,632
            620,000  Pacifica Papers, Inc. 144A sr. notes 10s, 2009 (Canada)                                       624,650
          1,280,000  Tembec Industries, Inc. company guaranty 8 5/8s, 2009
                       (Canada)                                                                                  1,283,200
                                                                                                            --------------
                                                                                                                 8,136,039

Pharmaceuticals and Biotechnology (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,040,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                       1,019,200
          1,900,000  ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                       1,840,625
          4,795,000  Monsanto Co. 144A deb. 6.6s, 2028                                                           4,363,306
                                                                                                            --------------
                                                                                                                 7,223,131

Publishing (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            340,000  American Media Operation, Inc. 144A sr. sub. notes
                       10 1/4s, 2009                                                                               340,000
            910,000  Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                             866,775
          1,090,000  Garden State Newspapers 144A sr. sub. notes 8 5/8s, 2011                                    1,013,700
         11,730,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                              10,906,085
            335,000  News America Holdings, Inc. deb. 7.7s, 2025                                                   318,769
                                                                                                            --------------
                                                                                                                13,445,329

Real Estate (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          8,490,000  EOP Operating L.P. notes 6.8s, 2009                                                         7,881,776
          2,190,000  EOP Operating L.P. sr. notes 6 3/4s, 2008                                                   2,042,285
          3,140,000  EOP Operating L.P. notes 6 3/8s, 2002                                                       3,086,337
                                                                                                            --------------
                                                                                                                13,010,398

REITs (Real Estate Investment Trust) (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,920,000  Avalon Properties, Inc. notes 6 7/8s, 2007                                                  4,626,670
          4,670,000  Avalon Properties, Inc. notes 6 5/8s, 2005                                                  4,440,563
          2,320,000  OMEGA Healthcare Investors, Inc. notes 6.95s, 2007                                          1,947,269
          5,470,000  OMEGA Healthcare Investors, Inc. notes 6.95s, 2002                                          5,158,648
            120,000  Tanger Properties Ltd. partnership gtd. notes 8 3/4s, 2001                                    119,909
                                                                                                            --------------
                                                                                                                16,293,059

Restaurants (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          8,355,000  Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                       8,155,984

Retail (0.3%)
--------------------------------------------------------------------------------------------------------------------------
         13,685,000  Federated Department Stores, Inc. sr. notes 8 1/2s, 2003                                   14,311,089
            320,000  K mart Corp. notes 8 1/8s, 2006                                                               323,200
            680,000  K mart Corp. deb. 7.95s, 2023                                                                 639,200
            310,000  K mart Corp. med. term notes 7.55s, 2004                                                      295,610
            255,000  Kasper A.S.L. Ltd. sr. notes 12 3/4s, 2004                                                    246,075
          1,000,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                                    832,500
            695,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                     590,750
                                                                                                            --------------
                                                                                                                17,238,424

Satellite Services (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            560,000  Golden Sky Systems company guaranty Ser. B, 12 3/8s, 2006                                     616,000
          4,300,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                       (9 7/8s, 5/1/03), 2008 (STP)                                                              2,499,375
         17,405,000  TCI Communications Inc. deb. 8 3/4s, 2015                                                  19,587,239
          3,620,000  TCI Communications sr. notes 7 1/8s, 2028                                                   3,448,919
                                                                                                            --------------
                                                                                                                26,151,533

Shipping (--%)
--------------------------------------------------------------------------------------------------------------------------
          1,380,000  International Shipholding Corp. sr. notes 7 3/4s, 2007                                      1,242,000
            600,000  Pegasus Shipping 144A 11 7/8s, 2004                                                           270,000
                                                                                                            --------------
                                                                                                                 1,512,000

Steel (--%)
--------------------------------------------------------------------------------------------------------------------------
            950,000  California Steel Industries 144A sr. notes 8 1/2s, 2009                                       914,375
          2,015,000  National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                         2,075,450
                                                                                                            --------------
                                                                                                                 2,989,825

Telecommunications (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            920,000  Allbritton Communications Co. sr. sub. notes
                       Ser. B, 8 7/8s, 2008                                                                        883,200
          7,265,000  AT&T Capital Corp. med. term notes 6.6s, 2005                                               6,909,814
          1,430,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                   1,329,900
          1,750,000  Call-Net Enterprises Inc. sr. disc. notes stepped-coupon zero %
                       (10.8s, 5/15/04), 2009 (Canada) (STP)                                                       927,500
          1,370,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (8.94s, 8/15/03), 2008 (Canada) (STP)                                                       726,100
            490,000  Call-Net Enterprises Inc. sr. notes 8s, 2008 (Canada)                                         411,600
            370,000  CapRock Communications Corp. sr. notes Ser. B, 12s, 2008                                      379,250
            280,000  CapRock Communications Corp. 144A sr. notes 11 1/2s, 2009                                     282,800
            250,000  Cencall Communications Corp. sr. disc. notes 10 1/8s, 2004                                    253,750
          1,490,000  Covad Communications Group Inc. sr. notes 12 1/2s, 2009                                     1,422,950
          1,000,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                                  520,000
            140,000  Exodus Communications, Inc. 144A sr. notes 11 1/4s, 2008                                      140,000
            890,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                               823,250
          3,670,000  Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008                                3,798,450
            750,000  GST Telecommunications, Inc. company guaranty
                       stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                       637,500
          1,200,000  Hyperion Telecommunications Corp., Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 (STP)                                    996,000
            730,000  Hyperion Telecommunications Corp., Inc. sr. notes Ser. B,
                       12 1/4s, 2004                                                                               766,500
          1,565,000  Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (11 1/4s, 7/15/02), 2007 (STP)                                             1,087,675
            260,000  Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008                                  234,000
          3,105,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
                       zero % (11 1/2s, 2/01/01), 2006 (STP)                                                     2,790,619
            310,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                          305,350
            610,000  Logix Communications Enterprises sr. notes 12 1/4s, 2008                                      536,800
          1,290,000  McLeodUSA, Inc. sr. notes 8 1/8s, 2009                                                      1,164,225
            115,000  MetroNet Communications Corp. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 11/1/02), 2007
                       (Canada) (STP)                                                                               93,080
            690,000  Microcell Telecommunications sr. disc. notes stepped-coupon
                       Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                          565,800
          1,250,000  NEXTEL Communications, Inc. sr. notes 12s, 2008                                             1,393,750
            230,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (10.65s, 9/15/02), 2007 (STP)                                                        169,050
          1,250,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (9.95s, 2/15/03), 2008 (STP)                                                         878,125
          1,100,000  NEXTEL Communications, Inc. sr. disc. notes 9 3/4s, 2004                                    1,124,750
            330,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (9 3/4s, 10/31/02), 2007 (STP)                                                       235,950
            840,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                         890,400
            640,000  NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                                      700,800
          1,200,000  NTL Inc. sr. notes, stepped-coupon Ser. B, zero %
                       (9 3/4s, 4/1/03), 2008 (United Kingdom) (STP)                                               822,000
          1,380,000  Price Communications Wireless, Inc. 144A sr. notes
                       9 1/8s, 2006                                                                              1,407,600
          1,000,000  Primus Telecommunications Group, Inc. sr. notes 11 3/4s, 2004                               1,012,500
            250,000  Primus Telecommunications Group, Inc. sr. notes Ser. B,
                       9 7/8s, 2008                                                                                237,500
          1,440,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                       1,123,056
            190,000  Telecommunications Techniques, Inc. company guaranty
                       9 3/4s, 2008                                                                                182,875
            280,000  Telehub Communications Corp. company guaranty
                       stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                        187,600
          1,060,000  Time Warner Telecom Inc. sr. notes 9 3/4s, 2008                                             1,081,200
            540,000  United International Holdings sr. disc. notes stepped-coupon
                       Ser. B, zero % (10 3/4s, 2/15/03), 2008 (STP)                                               313,200
                                                                                                            --------------
                                                                                                                39,746,469

Telephone Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            130,000  Long Distance International, Inc. sr. notes 12 1/4s, 2008                                      68,250
          4,100,000  U S West, Inc. notes 5 5/8s, 2008                                                           3,666,671
                                                                                                            --------------
                                                                                                                 3,734,921

Textiles (--%)
--------------------------------------------------------------------------------------------------------------------------
            380,000  Day International Group, Inc. company guaranty 9 1/2s, 2008                                   347,700
            670,000  Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                              301,500
            830,000  Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                                     796,800
                                                                                                            --------------
                                                                                                                 1,446,000

Transportation (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          9,070,000  Atlas Air, Inc. pass-through certificates Ser. 991A, 7.2s, 2019                             8,550,289
          1,905,000  Burlington Northern Santa Fe notes 6 3/8s, 2005                                             1,835,677
            220,000  Calair LLC 144A company guaranty 8 1/8s, 2008                                                 201,300
            390,000  Canadian Airlines Corp. secd. notes 10s, 2005 (Canada)                                        280,800
            590,000  Continental Airlines, Inc. sr. notes 9 1/2s, 2001                                             601,800
          2,150,519  Continental Airlines, Inc. pass-through certificates Ser. 97CI,
                       7.42s, 2007                                                                               2,127,702
          6,950,000  Continental Airlines, Inc. pass-through certificates Ser. 981C,
                       6.541s, 2008                                                                              6,679,645
         11,885,000  Continental Airlines, Inc. pass-thru certificates Ser. 98-2,
                       6.32s, 2008                                                                              11,036,292
         17,235,000  CSX Corp. deb. 7.95s, 2027                                                                 17,421,483
            430,000  Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003
                       (Greece)                                                                                    404,200
            270,000  Johnstown America Industries, Inc. sr. sub. notes 11 3/4s, 2005                               279,450
            290,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                                 282,750
          1,000,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                            865,000
         10,520,000  United Air Lines Corp. deb. 9 3/4s, 2021                                                   12,052,764
            575,000  US Air Inc. pass-thru certificates Ser. 93-A2, 9 5/8s, 2003                                   584,614
                                                                                                            --------------
                                                                                                                63,203,766

Utilities (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          9,230,000  Aes Eastern Energy 144A pass-through certificates 9s, 2017                                  8,977,929
            680,000  Applied Power Inc. sr. sub. notes 8 3/4s, 2009                                                659,600
          3,840,000  Arizona Public Service Co. sr. notes 6 3/4s, 2006                                           3,735,091
          1,300,000  Calpine Corp. sr. notes 8 3/4s, 2007                                                        1,304,537
            500,000  Calpine Corp. sr. notes 7 7/8s, 2008                                                          475,000
          1,900,000  Calpine Corp. sr. notes 7 3/4s, 2009                                                        1,788,470
            980,000  Cleveland Electric Illuminating Co. 1st mtge 6.86s, 2008                                      935,312
          2,200,000  CMS Energy Corp. sr. notes 8 1/8s, 2002                                                     2,209,196
          4,695,000  CMS Energy Corp. pass-through certificates 7s, 2005                                         4,461,048
          3,090,000  Connecticut Light & Power Co. 1st mtge. Ser. C, 7 3/4s, 2002                                3,144,353
          1,575,000  Edison Mission Energy 144A company guaranty 7.33s, 2008                                     1,559,392
          5,030,000  GTE Corp. deb. 6.46s, 2008                                                                  4,790,371
            220,000  Leviathan Gas Corp.144A sr. sub. notes 10 3/8s, 2009                                          225,500
          1,069,330  Midland Funding Corp. I deb. Ser. C-94, 10.33s, 2002                                        1,119,310
            255,000  Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                           290,358
            300,000  Niagara Mohawk Power Corp. med. term notes 9.95s, 2000
                       (Philippines)                                                                               307,491
          3,125,000  Niagara Mohawk Power Corp. sr. notes Ser. G, 7 3/4s, 2008                                   3,174,656
            370,000  Niagara Mohawk Power Corp. sr. notes Ser. F, 7 5/8s, 2005                                     367,987
          1,054,872  Northeast Utilities System notes Ser. A, 8.58s, 2006                                        1,068,174
          2,424,026  Northeast Utilities System notes Ser. B, 8.38s, 2005                                        2,407,567
          4,582,000  Public Service Co. of New Mexico deb. 10 1/4s, 2012                                         5,051,563
          1,600,000  Public Service Co. of New Mexico sr. notes Ser. B, 7 1/2s, 2018                             1,545,408
            710,000  Public Service Co. of New Mexico sr. notes Ser. A, 7.1s, 2005                                 700,351
          6,825,000  Southern Energy 144A sr. notes 7.9s, 2009                                                   6,702,833
          3,925,000  Texas New-Mexico Power Utilities 1st mtge. 9 1/4s, 2000                                     4,039,846
          6,455,000  Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                                      6,499,152
          5,765,000  TXU Electrical Capital company guaranty 8.175s, 2037                                        5,561,774
                                                                                                            --------------
                                                                                                                73,102,269
                                                                                                            --------------
                     Total Corporate Bonds and Notes (cost $1,269,157,110)                                  $1,202,510,508

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (15.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

Agency Obligations (6.7%)
--------------------------------------------------------------------------------------------------------------------------
     $    1,447,791  Federal Home Loan Mortgage Association Pass-through
                       Certificates 8 3/4s, with due dates from May 1, 2009 to
                       June 1, 2009                                                                         $    1,521,078
                     Federal Home Loan Mortgage Corp. Pass-through Certificates
          4,851,580    7s, July 1, 2012                                                                          4,839,451
         21,102,993    5 1/2s, with due dates from March 1, 2011 to July 1, 2011                                19,778,701
                     Federal National Mortgage Association
         17,122,027    8s, with due dates from August 1, 2026 to June 1, 2028                                   17,458,988
         52,822,612    6 1/2s, with due dates from March 1, 2026 to
                       February 15, 2029                                                                        50,313,536
            932,464    6s, November 1, 2013                                                                        891,958
         34,809,302    6s, Dwarf, with due dates from January 1, 2013 to
                       December 1, 2013                                                                         33,297,184
          7,083,000    5 1/8s, February 13, 2004                                                                 6,727,717
                     Federal National Mortgage Association
                       Pass-through Certificates
            132,666    11s, with due dates from October 1, 2015 to
                       March 1, 2016                                                                               146,719
             85,554    8 3/4s, July 1, 2009                                                                         88,976
          1,544,716    8s, with due dates from November 1, 2024 to
                       September 1, 2026                                                                         1,575,117
            663,360    7s, June 1, 2011                                                                            661,078
         10,976,944    7s, Dwarf, with due dates from February 1, 2008 to
                       October 1, 2013                                                                          10,939,186
         17,145,008    6 1/2s, with due dates from April 1, 2026 to
                       November 1, 2028                                                                         16,330,620
          4,741,569    6 1/2s, Dwarf, with due dates from July 1, 2010 to
                       August 1, 2013                                                                            4,630,428
         16,623,477    6s, Dwarf, with due dates from January 1, 2013 to
                       October 1, 2013                                                                          15,901,352
                     Government National Mortgage Association
         35,656,333    8s, with due dates from December 15, 2025 to
                       January 15, 2029                                                                         36,369,461
         15,799,333    7s, with due dates from January 15, 2023 to
                       December 15, 2028                                                                        15,448,203
        102,983,002    6 1/2s, with due dates from March 15, 2002 to
                       May 15, 2029                                                                             97,807,978
                     Government National Mortgage Association
                       Pass-through Certificates
                737    15s, September 15, 2011                                                                         880
         39,828,024    8s, with due dates from August 15, 2024 to
                       February 15, 2028                                                                        40,624,587
             19,857    7 1/2s, September 15, 2005                                                                   19,938
         62,209,097    7s, with due dates from January 15, 2023 to June 15, 2028                                60,693,510
         10,971,137    6 1/2s, with due dates from June 15, 2023 to
                       November 15, 2027                                                                        10,506,371
                                                                                                            --------------
                                                                                                               446,573,017

U.S. Treasury Obligations (9.1%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
          1,220,000    11 7/8s, November 15, 2003 (SEG)                                                          1,487,070
         24,380,000    11 5/8s, November 15, 2004 (SEG)                                                         30,478,901
         13,530,000    5 1/4s, February 15, 2029                                                                11,948,614
          5,055,000    5 1/4s, November 15, 2028                                                                 4,410,488
                     U.S. Treasury Notes
          2,375,000    6 1/8s, August 15, 2007                                                                   2,381,318
          9,470,000    5 7/8s, February 15, 2004                                                                 9,472,936
          3,100,000    5 3/4s, August 15, 2003                                                                   3,084,996
         34,070,000    5 5/8s, May 15, 2008                                                                     33,101,049
         14,935,000    5 5/8s, December 31, 2002                                                                14,848,676
         25,030,000    5 1/2s, May 15, 2009                                                                     24,279,100
         94,655,000    5 1/2s, May 31, 2003                                                                     93,442,469
          1,035,000    5 1/2s, March 31, 2003                                                                    1,023,191
          1,760,000    5 3/8s, June 30, 2003                                                                     1,731,118
        173,445,000    5 1/4s, May 15, 2004                                                                    169,542,488
         21,070,000    5s, February 28, 2001                                                                    20,902,072
                     U.S. Treasury Notes
          3,315,000    4 7/8s, March 31, 2001                                                                    3,278,237
          4,840,000    4 3/4s, November 15, 2008                                                                 4,416,500
         61,527,000    4 3/4s, February 15, 2004                                                                58,825,349
        117,235,000    4 1/4s, November 15, 2003                                                               110,145,800
                                                                                                            --------------
                                                                                                               598,800,372
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $1,077,845,442)                                                                $1,045,373,389

COLLATERALIZED MORTGAGE OBLIGATIONS (1.7%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    7,375,000  Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
                       Class A3, 6.57s, 2007                                                                $    7,060,410
                     Criimi Mae Commercial Mortgage Trust
         17,085,000    Ser. 98-C1, Class A2, 7s, 2011                                                           14,685,091
          6,750,000    Ser. 98-C1, Class B, 7s, 2011                                                             5,054,063
          1,002,620  Fannie Mae Strip Ser. 301, Class 1, Principal Only (PO),
                       zero %, 2029                                                                                634,470
         26,417,081  First Union-Lehman Brothers Commercial Mortgage Co.
                       Ser. 97-C2, Interest Only (IO), 1.916s, 2027                                              1,999,856
                     Freddie Mac
          4,245,279    Ser. 2113, Class ZM, 6 1/2s, 2028                                                         3,905,657
         19,239,502    Ser. 1954, Class MG, IO, 6s, 2027                                                         5,756,459
          7,856,855  Freddie Mac Strip Ser. 203, PO, 0s, 2029                                                    4,888,437
          5,000,000  GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                       6 3/4s, 2028                                                                              4,743,750
          7,788,000  GMAC Commercial Mortgage Securities Inc. Ser. 98-C1,
                       Class E, 7.153s, 2011                                                                     7,341,103
          2,940,000  GS Mortgage Securities Corp. II Ser. 98-GLII, Class D,
                       7.191s, 2031                                                                              2,700,206
                     Housing Securities Inc.
            675,958    Ser. 91-B, Class B6, 9s, 2006                                                               674,268
          1,193,393    Ser. 93-F, Class F9M2, 7s, 2023                                                           1,146,030
            200,426    Ser. 94-1, Class AB1, 6 1/2s, 2009                                                          177,377
                     Merrill Lynch Mortgage Investors, Inc.
          4,839,500    Ser. 98-C2, Class A1, 6.22s, 2030                                                         4,717,000
         64,629,640    Ser. 98-C2, Class IO, 1.449s, 2030                                                        4,756,338
                     Morgan Stanley Capital I
          3,000,000    Ser. 96-WF1, Class A2, 7.218s, 2006                                                       3,001,406
         12,700,000    Ser. 99-CAM1, Class A3, 6.92s, 2008                                                      12,491,641
                     Mortgage Capital Funding, Inc.
         27,754,394    Ser. 97-MC2, Class X, IO, 1.367s, 2012                                                    1,986,174
          5,738,344    Ser. 98-MC1, Class A1, 6.417s, 2007                                                       5,605,644
          2,337,670  Prudential Home Mortgage Securities Ser. 92-25, Class B3,
                       8s, 2022                                                                                  2,331,826
                     Prudential Home Mortgage Securities 144A
            285,723    Ser. 94-31, Class B3, 8s, 2009                                                              281,571
          1,143,752    Ser. 95-D, Class 5B, 7.54s, 2024                                                          1,053,681
          5,768,800  Residential Asset Securitization Trust Ser. 98-A12, Class A14,
                       8s, 2028                                                                                  5,880,571
          3,725,000  Residential Funding Mortgage Sec. I Ser. 98-S13, Class A21,
                       6 3/4s, 2028                                                                              3,533,610

COLLATERALIZED MORTGAGE OBLIGATIONS
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                     Ryland Mortgage Securities Corp.
     $    1,826,993    Ser. 94-7C, Class B1, 7.359s, 2025                                                   $    1,752,200
          1,294,069    Ser. 94-7C, Class B2, 7.359s, 2025                                                        1,267,581
            697,451  Sears Mortgage Securities Ser. 93-7, Class T7, 7s, 2007                                       701,363
            157,733  Securitized Asset Sales, Inc. Mtge. Pass Thru Certificates
                       Ser. 1994-3, Class B1, 6.11s, 2004                                                          153,001
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $115,330,840)                                                                  $  110,280,784

CONVERTIBLE BONDS AND NOTES (0.4%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $      500,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                         $      480,000
            500,000  HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                                  408,125
          1,000,000  LAM Research Corp. 144A cv. sub. notes 5s, 2002                                               960,000
         18,400,000  Micron Technology, Inc. cv. sub. notes 7s, 2004                                            21,367,000
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $21,277,796)                                   $   23,215,125

ASSET-BACKED SECURITIES (0.3%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    4,724,265  First Plus Ser. 98-A, Class A, 8 1/2s, 2023                                            $    4,015,625
          6,036,759  Green Tree Recreational Equipment & Cons. Ser. 97-B,
                       Class A1, 6.55s, 2028                                                                     6,053,030
          5,331,603  Green Tree Recreational Equipment & Cons. Ser. 98-A,
                       Class A1C, 6.18s, 2019                                                                    5,286,826
         39,290,000  Lehman Manufactured Housing Ser. 98-1, Class 1 IO,
                       0.82s, 2028                                                                               1,499,466
          5,783,785  Structured Asset Security Corp. Ser. 98-RF2, 8.58s, 2028                                    6,004,292
                                                                                                            --------------
                     Total Asset-Backed Securities (cost $24,393,921)                                       $   22,859,239

PREFERRED STOCKS (0.3%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              5,495  AmeriKing, Inc. $3.25 pfd. (PIK)                                                       $      126,385
             27,755  California Federal Bancorp Inc. Ser. A, $2.281 pfd.                                           721,630
                758  Capstar Broadcasting, Inc. 144A $12.00 pfd. (PIK)                                              88,160
                937  Capstar Communications, Inc. Ser. E, $12.625 cum. pfd. (PIK)                                  110,098
              7,135  Centaur Funding Corp 144A 9.08% cum. pfd. (Cayman Islands)                                  7,391,005
             16,637  CGA Group Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                                 457,518
              6,155  Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                           332,370
              3,225  CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                            364,730
                265  Fresenius Medical Capital Trust I Ser. D, 9.00% company
                       guaranty, pfd. (Germany)                                                                    261,025
              1,105  Fresenius Medical Capital Trust II 7.875% company guaranty,
                       pfd. (Germany)                                                                            1,022,125
                 90  Paxson Communications Corp. $13.25 cum. pfd. (PIK)                                            810,000
              6,775  Webster Financial 7.375% pfd.                                                               6,596,308
                                                                                                            --------------
                     Total Preferred Stocks (cost $18,106,654)                                              $   18,281,354

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    1,605,000  Ontario (Province of) sr. unsub. 5 1/2s, 2008 (Canada)                                 $    1,455,061
         16,135,000  Quebec (Province of) sr. unsub. 5 3/4s, 2009 (Canada)                                      14,614,760
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $17,569,986)                                                                   $   16,069,821

MUNICIPAL BOND (0.1%) (cost $7,374,062) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    7,380,000  Mashantucket Pequot Tribe 144A bonds Ser. A,
                       Financial Security Assurance (FSA), 6.57s, 2013                                      $    6,777,054

WARRANTS (--%) (a) (NON)                                                                        EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
             16,000  CGA Group Ltd. 144A                                                        2/11/07     $          320
                685  Club Regina, Inc. 144A                                                     12/1/04                685
                210  Colt Telecommunications Group PLC                                          12/31/06            80,850
                205  Esat Holdings, Inc. (Ireland)                                              2/1/07              14,350
                250  Intermedia Communications                                                  6/1/00              25,000
                130  Long Distance International, Inc. 144A                                     4/13/08                260
                180  McCaw International Ltd.                                                   4/15/07                720
                960  Powertel, Inc.                                                             2/1/06               3,840
              3,680  Rhythms Netcon 144A                                                        5/15/08            457,166
                280  Telehub Communications Corp.                                               7/31/05              8,400
                625  UIH Australia/Pacific, Inc. 144A                                           5/15/06             18,750
                270  Versatel Telecom B.V. 144A (Netherlands)                                   5/15/08             44,550
                                                                                                            --------------
                     Total Warrants (cost $110,154)                                                         $      654,891

CONVERTIBLE PREFERRED STOCKS (--%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              3,000  AMFM Inc. $3.00 cv. cum. pfd.                                                          $      319,875
              1,675  Chesapeake Energy Corp. $3.50 cum. cv. pfd.                                                    54,647
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $406,236)                                     $      374,522

SHORT-TERM INVESTMENTS (4.2%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $   30,000,000  Asset Securitization Co-op Corp. effective yield of 5.16%,
                       September 29, 1999                                                                   $   29,746,300
         25,062,000  Delaware Funding Corp. effective yield of 5.12%,
                       August 16, 1999                                                                          25,001,406
         50,000,000  Eureka Securitization Inc. effective yield of 5.12%,
                       August 24, 1999                                                                          49,836,423
         33,440,000  Falcon Asset Secur. Corp. effective yield of 5.1%,
                       August 10, 1999                                                                          33,397,364
         30,000,000  Federal Home Loan Banks effective yield of 4.84%,
                       August 4, 1999                                                                           29,987,900
         40,000,000  Wal-Mart Stores effective yield of 5.07%,
                       August 16, 1999                                                                          39,904,044
         67,552,000  Interest in $500,000,000 joint tri-party repurchase agreement dated July 31, 1999 with Lehman Brothers, Inc.
                       due August 2, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $67,580,428 for an effective
                       yield of 5.05%                                                                           67,552,000
                                                                                                            --------------
                     Total Short-Term Investments (cost $275,425,437)                                       $  275,425,437
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $6,421,082,243) (b)                                            $6,751,634,644
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $6,617,232,030.

  (b) The aggregate identified cost on a tax basis is $6,425,024,108, resulting in gross unrealized appreciation and depreciation of $644,707,462 and $318,096,926, respectively, or net unrealized appreciation of $326,610,536.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 1999.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).


-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at July 31, 1999
                            Market    Aggregate Face     Delivery   Unrealized
                            Value         Value            Date    Appreciation
-------------------------------------------------------------------------------
Euro Dollars             $1,313,876    $1,270,335        9/15/99      $43,541
-------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 1999
                                      Aggregate Face    Expiration  Unrealized
                         Total Value      Value            Date    Depreciation
-------------------------------------------------------------------------------
US Treasury
20 year Bonds (long)    $15,865,688   $16,284,897        Sep-99     $(419,209)
-------------------------------------------------------------------------------
TBA Sales Commitments at July 31, 1999
(proceeds received $125,711,835)
                                        Principal      Settlement      Market
Description                              Amount           Date         Value
-------------------------------------------------------------------------------
FNMA, 6 1/2s,
September 2029                        $65,594,000       Sept. 99   $62,478,285
GNMA, 6 1/2s,
September, 2029                        64,650,000       Sept. 99    61,291,327
-------------------------------------------------------------------------------
                                                                  $123,769,612
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $6,421,082,243) (Note 1)    $6,751,634,644
-----------------------------------------------------------------------------------------------
Cash                                                                                     16,778
-----------------------------------------------------------------------------------------------
Foreign currency (cost $1,740)                                                            1,710
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivable                                             43,128,939
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               30,962,336
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                      165,607,322
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                           43,541
-----------------------------------------------------------------------------------------------
Total assets                                                                      6,991,395,270

Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                             47,438
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                    204,237,470
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           33,363,592
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          8,039,047
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            1,517,525
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            55,633
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             11,877
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                2,474,762
-----------------------------------------------------------------------------------------------
TBA sale commitments at value (proceeds received $125,711,835)                      123,769,612
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  646,284
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   374,163,240
-----------------------------------------------------------------------------------------------
Net assets                                                                       $6,617,232,030

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $5,830,381,567
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          9,972,484
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                              444,661,032
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                        332,216,947
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $6,617,232,030

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,937,263,867 divided by 212,964,282 shares)                                           $18.49
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.49)*                                  $19.62
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,641,515,100 divided by 89,577,909 shares)**                                          $18.33
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($565,361 divided by 30,583 shares)**                                                    $18.49
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($293,335,545 divided by 16,002,128 shares)                                              $18.33
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $18.33)*                                  $18.99
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($744,552,157 divided by 40,187,143 shares)                                              $18.53
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Interest (net of foreign tax of $2,430)                                            $164,486,178
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $100,232)                                           77,462,168
-----------------------------------------------------------------------------------------------
Total investment income                                                             241,948,346

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     28,883,413
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       10,624,866
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        70,487
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         34,849
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 9,297,224
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                14,768,319
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                        39
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 2,146,516
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 186,027
-----------------------------------------------------------------------------------------------
Registration fees                                                                       371,705
-----------------------------------------------------------------------------------------------
Auditing                                                                                112,868
-----------------------------------------------------------------------------------------------
Legal                                                                                    34,341
-----------------------------------------------------------------------------------------------
Postage                                                                                 552,588
-----------------------------------------------------------------------------------------------
Other                                                                                   419,635
-----------------------------------------------------------------------------------------------
Total expenses                                                                       67,502,877
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (1,429,592)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         66,073,285
-----------------------------------------------------------------------------------------------
Net investment income                                                               175,875,061
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    449,874,153
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1)                                      1,222,493
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (1,012,762)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                     (795,215)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts,
and TBA sale commitments during the year                                           (151,227,220)
-----------------------------------------------------------------------------------------------
Net gain on investments                                                             298,061,449
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $473,936,510
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended July 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $  175,875,061  $  140,876,649
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                       450,083,884     454,484,734
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                       (152,022,435)   (174,363,842)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                473,936,510     420,997,541
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                        (109,146,841)    (93,857,434)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (33,139,561)    (26,582,497)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (7,053,301)     (6,420,081)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                         (17,057,113)    (14,256,392)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                        (235,789,968)   (173,044,314)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (93,908,591)    (63,051,883)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                         (19,043,436)    (14,653,375)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                         (31,362,904)    (25,075,114)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                 1,248,141,716   1,397,644,938
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                      1,175,576,511   1,401,701,389

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 5,441,655,519   4,039,954,130
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
and distributions in excess of net investment income
of $9,972,484 and $11,819,799, respectively)                                     $6,617,232,030  $5,441,655,519
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                          Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $18.82           $18.95           $15.82           $14.90           $13.52
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .57(c)           .60              .60(c)           .63              .63
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .90             1.08             4.11             1.50             1.63
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.47             1.68             4.71             2.13             2.26
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.55)            (.60)            (.67)            (.58)            (.56)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.25)           (1.21)            (.91)            (.63)            (.32)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.80)           (1.81)           (1.58)           (1.21)            (.88)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $18.49           $18.82           $18.95           $15.82           $14.90
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               8.33             9.53            31.52            14.75            17.73
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $3,937,264       $3,387,620       $2,607,562       $1,515,260       $1,036,674
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .93             1.00             1.06              .95              .91
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            3.10             3.11             3.51             4.07             4.58
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             127.68           126.19           134.80           119.44           102.57
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                           Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $18.67           $18.82           $15.74           $14.83           $13.46
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .43(c)           .46              .46(c)           .51              .52
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .90             1.07             4.08             1.50             1.63
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.33             1.53             4.54             2.01             2.15
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.42)            (.47)            (.55)            (.47)            (.46)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.25)           (1.21)            (.91)            (.63)            (.32)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.67)           (1.68)           (1.46)           (1.10)            (.78)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $18.33           $18.67           $18.82           $15.74           $14.83
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               7.55             8.72            30.46            13.97            16.87
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,641,515       $1,305,897         $888,666         $435,278         $224,166
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.68             1.75             1.81             1.71             1.66
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.35             2.37             2.74             3.31             3.81
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             127.68           126.19           134.80           119.44           102.57
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS  C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    For the period
Per-share                                                                                                           July 26, 1999+
operating performance                                                                                                 to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $18.76
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                      --(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.27)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.27)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                          --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $18.49
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                  (1.44)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                           $565
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .03*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                (.03)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                 127.68
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           Dec. 1, 1995+
operating performance                                                  Year ended July 31                            to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $18.67           $18.82           $15.74           $14.84           $12.77
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .47(c)           .51              .53(c)           .55              .31
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .90             1.06             4.06             1.50             2.03
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.37             1.57             4.59             2.05             2.34
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.46)            (.51)            (.60)            (.52)            (.27)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.25)           (1.21)            (.91)            (.63)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.71)           (1.72)           (1.51)           (1.15)            (.27)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $18.33           $18.67           $18.82           $15.74           $14.84
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               7.80             8.98            30.83            14.26            18.52*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $293,336         $276,962         $187,475          $49,541           $8,164
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.43             1.50             1.56             1.50              .93*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.61             2.62             3.05             3.50             2.53*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             127.68           126.19           134.80           119.44           102.57
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                           Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $18.85           $18.98           $15.85           $14.92           $13.54
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .62(c)           .64              .64(c)           .68              .66
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .91             1.09             4.11             1.50             1.63
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.53             1.73             4.75             2.18             2.29
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.60)            (.65)            (.71)            (.62)            (.59)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.25)           (1.21)            (.91)            (.63)            (.32)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.85)           (1.86)           (1.62)           (1.25)            (.91)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $18.53           $18.85           $18.98           $15.85           $14.92
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               8.63             9.79            31.78            15.09            18.00
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $744,552         $471,176         $356,251         $207,508         $153,597
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .68              .75              .81              .70              .66
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            3.33             3.37             3.74             4.33             4.78
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             127.68           126.19           134.80           119.44           102.57
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Notes to financial statements
July 31, 1999

Note 1
Significant accounting policies

The George Putnam Fund of Boston (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

The fund offers class A, class B, class C, class M and class Y shares. Effective July 26, 1999, the fund began offering class C shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 1999, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, foreign currency gains and losses, nontaxable dividends, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage backed securities, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1999, the fund reclassified $12,314,038 to increase undistributed net investment income and $339,482 to increase paid-in-capital, with a decrease to accumulated net realized gains and losses of $12,653,520. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion and 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC) a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1999, fund expenses were reduced by $1,429,592 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $3,551 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $2,231,597 and $69,715 from the sale of class A and class M shares, respectively and $2,364,147 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $29,132 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended July 31, 1999, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $5,207,299,011 and $4,623,046,481, respectively. Purchases and sales of U.S. government obligations aggregated
$3,035,467,033 and $2,772,337,934, respectively.

Note 4
Capital shares

At July 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     71,350,723     $1,305,654,213
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   17,951,127        321,277,356
-----------------------------------------------------------------------------
                                                89,301,850      1,626,931,569

Shares
repurchased                                    (56,386,152)    (1,037,171,935)
-----------------------------------------------------------------------------
Net increase                                    32,915,698     $  589,759,634
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     68,382,912     $1,271,076,297
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,629,619        245,136,594
-----------------------------------------------------------------------------
                                                82,012,531      1,516,212,891

Shares
repurchased                                    (39,574,947)      (742,732,518)
-----------------------------------------------------------------------------
Net increase                                    42,437,584     $  773,480,373
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     32,951,628      $ 598,596,843
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,725,747        119,388,554
-----------------------------------------------------------------------------
                                                39,677,375        717,985,397

Shares
repurchased                                    (20,061,741)      (363,849,605)
-----------------------------------------------------------------------------
Net increase                                    19,615,634      $ 354,135,792
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     27,640,494      $ 514,329,289
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,702,492         83,884,848
-----------------------------------------------------------------------------
                                                32,342,986        598,214,137

Shares
repurchased                                     (9,601,746)      (178,587,762)
-----------------------------------------------------------------------------
Net increase                                    22,741,240      $ 419,626,375
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         30,583          $ 571,827
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                    30,583            571,827

Shares
repurchased                                             --                 --
-----------------------------------------------------------------------------
Net increase                                        30,583          $ 571,827
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class M                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                      5,924,357       $107,923,821
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,446,021         25,658,426
-----------------------------------------------------------------------------
                                                 7,370,378        133,582,247

Shares
repurchased                                     (6,206,656)      (112,934,440)
-----------------------------------------------------------------------------
Net increase                                     1,163,722       $ 20,647,807
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      7,042,764       $130,939,053
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,109,311         19,785,710
-----------------------------------------------------------------------------
                                                 8,152,075        150,724,763

Shares
repurchased                                     (3,276,702)       (60,912,495)
-----------------------------------------------------------------------------
Net increase                                     4,875,373       $ 89,812,268
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     21,650,266       $402,853,725
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,696,088         48,420,017
-----------------------------------------------------------------------------
                                                24,346,354        451,273,742

Shares
repurchased                                     (9,159,570)      (168,247,086)
-----------------------------------------------------------------------------
Net increase                                    15,186,784       $283,026,656
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      9,280,297       $173,998,943
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,181,250         39,331,506
-----------------------------------------------------------------------------
                                                11,461,547        213,330,449

Shares
repurchased                                     (5,233,650)       (98,604,527)
-----------------------------------------------------------------------------
Net increase                                     6,227,897       $114,725,922
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $380,287,549 as 20% capital gain, for its taxable year ended July 31, 1999.

The fund has designated 31.56% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]**

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Anthony I. Kreisel
Vice President

Edward P. Bousa
Vice President and Fund Manager

James M. Prusko
Vice President and Fund Manager

David L. Waldman
Vice President and Fund Manager

Krishna K. Memani
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------
For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN021-54562 001/880/242/505/ 9/99



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
The George Putnam Fund of Boston
Supplement to Annual Report dated 7/31/99
The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 7/31/99                     NAV

1 year                                                    8.63%
5 years                                                 113.44
Annual average                                           16.37
10 years                                                221.93
Annual average                                           12.40
Life of fund (since class A inception, 11/5/37)           9.99
(annual average)

Share value:                                               NAV

7/31/98                                                 $18.85
7/31/99                                                 $18.53
----------------------------------------------------------------------------
Distributions:     No.    Income            Capital gains             Total
                   4      $0.594      Short 0.493     Long 0.757     $1.844
----------------------------------------------------------------------------

Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.